Exhibit 32.1

Certification Pursuant to 18 U.S.C. SECTION 1350,
as adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K for the period ended December 31, 2023 of BigBear.ai Holdings, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Amanda Long, the Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that;

(i)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2024	By:	/s/ Amanda Long
Amanda Long
Title: Chief Executive Officer (Principal Executive Officer)